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                                 Janus Adviser
                                Investor Shares
                                 Class I Shares
                                 Class A Shares
                                 Class C Shares

                        Supplement dated April 29, 2005
         to the Currently Effective Statement of Additional Information

The following replaces, in their entirety, the second and third paragraphs under the INVESTMENT ADVISER AND SUBADVISER section of the Statement of Additional
Information:

Each Advisory Agreement provides that Janus Capital will have overall supervisory responsibility for the investment program of the Funds, provide office space for the Funds, and pay the salaries, fees and expenses of the Funds' officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to Vontobel Asset Management, Inc. pursuant to a subadvisory agreement between Janus Capital and Vontobel.

In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions which are or are expected to be instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or which perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may change from time to time. As of April 29, 2005, the broker-dealer firms with which Janus Capital or its affiliates have agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Citigroup Global Markets Inc., Legg Mason Wood Walker, Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley DW Inc. and Wachovia Securities LLC. These fees may be in addition to fees paid from the Funds' assets to them or other financial intermediaries. Any additions, modifications or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.